UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Cerecor Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2021, Cerecor Inc. (the “Company”) changed its corporate name to “Avalo Therapeutics, Inc.” by filing a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on August 25, 2021, which became effective on August 26, 2021. The amendment was effected pursuant to Section 242 of the Delaware General Corporation Law, which permits such amendments to be adopted by a corporation’s Board of Directors without stockholder approval. The name change was approved by the Company’s Board of Directors on August 24, 2021.

In connection with the corporate name change, the Company amended its Second Amended and Restated Bylaws (as so amended and restated, the “Third Amended and Restated Bylaws”), effective August 26, 2021, to reflect the new corporate name. The Third Amended and Restated Bylaws contain no other changes.

Shares of the Company’s common stock will begin trading on the Nasdaq Capital Market under the new name and ticker symbol “AVTX” on August 26, 2021. Outstanding certificates for shares of the Company’s common stock will continue to be valid and need not be exchanged.

The foregoing descriptions of the Certificate of Amendment and the Third Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Third Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01    Other Events.

On August 26, 2021, the Company issued a press release announcing the corporate name change. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cerecor Inc., effective as of August 26, 2021.

3.2	Third Amended and Restated Bylaws of Avalo Therapeutics, Inc., effective as of August 26, 2021.

99.1	Press Release, dated August 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: August 26, 2021	By:	/s/ Schond L. Greenway
Schond L. Greenway
Chief Financial Officer

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